Exhibit 99.1

GoHealth Receives $50 Million Strategic Investment to Support Long-Term Growth Opportunities

Transaction further strengthens balance sheet and provides additional funding to invest in new technologies that will fuel the expansion of GoHealth’s beneficiary-centric enrollment and engagement platform

CHICAGO, September 26, 2022 — GoHealth, Inc. (Nasdaq: GOCO), a leading health insurance marketplace and Medicare-focused digital health company, announced that it has closed a $50 million private investment. The funding strategically expands GoHealth’s shareholder base, enhances its already strong balance sheet as the Company focuses on driving strong cash flow in the near term, enables further investment in new technologies and strategic initiatives, enhances its multi-payer marketplace, and expands its Encompass platform, a revolutionary technology-driven approach to purchasing Medicare Advantage plans. Through unmatched proprietary technology and consumer insights, Encompass supports enrollment and engagement throughout the care management model, helping to solve a critical need in the marketplace and driving positive outcomes at scale.

“We are pleased to receive this investment from two significant partners who are sophisticated investors,” said Vijay Kotte, CEO of GoHealth. “As we continue our Encompass-driven business transformation, this additional funding will empower us to deliver higher quality customer-service and enhance the differentiated value we bring to the market. We look forward to strengthening our multi-payer marketplace and further improving our ability to help millions of Medicare beneficiaries understand an ever-growing range of coverage alternatives.”

Kotte continued, “GoHealth is extending the role of the broker beyond traditional enrollment by driving continuous, high-quality engagement with beneficiaries and aligning incentives around retention. We are going to market in unique ways, and by making health insurance more accessible and easier to understand, GoHealth has established itself as a top choice for insurance advice in the U.S. We look forward to building on our position for the benefit of all our valued stakeholders.”

More details regarding the investment are included in the Company’s Form 8-K filed today with the U.S. Securities and Exchange Commission. Centerview Partners LLC served as GoHealth’s financial advisor and Sidley Austin LLP as GoHealth’s legal advisor in connection with the transaction.

About GoHealth, Inc.

As a leading health insurance marketplace and Medicare-focused digital health company, GoHealth’s mission is to improve access to healthcare in America. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to match customers with the healthcare policy and carrier that is right for them. Since its inception, GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com/.

Forward-Looking Statements

This release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, investment plans and business transformation are forward-looking statements.

In some cases, you can identify forward-looking statements by terms, such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including important factors described in the section titled “Risk Factors” in our 2021 Form 10-K, and the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and in our other filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Media Contacts

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